Supplement dated May 1, 2006
                       To The Prospectus Dated May 1, 2006


                              PERSPECTIVE FOCUS(R)

              Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
                  Through JACKSON NATIONAL SEPARATE ACCOUNT - I

THIS SUPPLEMENT UPDATES THE PROSPECTUS. PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE.

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ON THE SECOND PAGE OF THE PROSPECTUS, PLEASE REPLACE THE TEXT BOX IN ITS
ENTIRETY WITH THE FOLLOWING:

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Please read this prospectus before you purchase a Contract. It contains important information about the Contract that you should know before investing. THIS PROSPECTUS IS A SUMMARY AND IT IS IMPORTANT THAT YOU READ THE CONTRACT AND RIDERS, WHICH ARE THE CONTROLLING DOCUMENTS, REFLECTING STATE OR OTHER VARIATIONS. You should keep this prospectus for future reference.

To learn more about the Perspective Focus Fixed and Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2006, by calling us at (800) 766-4683 or by writing us at: Annuity Service Center, P.O. Box 17240, Denver, Colorado 80217-0240. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.
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UNDER THE "TAXES" SECTION, PLEASE ADD THE FOLLOWING HEADING BEFORE THE
"TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS" SECTION:

CONTRACT OWNER TAXATION

AT THE END OF THE "TAXES" SECTION, PLEASE ADD THE FOLLOWING:

JNL TAXATION

         We will pay company income taxes on the taxable corporate earnings created by this separate account product adjusted for various permissible deductions and certain tax benefits discussed below. While we may consider company income tax liabilities and tax benefits when pricing our products, we do not currently include our income tax liabilities in the charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. (We do impose a so-called "Federal (DAC) Tax Charge" under variable life insurance policies, but the "Federal (DAC) Tax Charge" merely compensates us for the required deferral of acquisition cost and does not constitute company income taxes.)

         In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; (ii) product owners are not the owners of the assets generating the benefits under applicable income tax law; and (iii), while we impose a so-called "Federal (DAC) tax charge" under variable life insurance policies, we do not currently include company income taxes in the charges owners pay under the products.

(To be used with VC5526 Rev. 05/06)

                                                                     V6006 05/06